EXHIBIT 13.1 - CERTIFICATION OF CEO AND CFO

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Medicure Inc. (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 20-F for the year ended May 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Form 20-F") that, to the best of their knowledge:

          (1) the Form 20-F fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 1, 2009	/s/ Albert D. Friesen
Albert D. Friesen, Chief Executive Officer
(Principal Executive Officer)

Dated: September 1, 2009	/s/ Dwayne Henley
Dwayne Henley, Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.